                                                                   EXHIBIT 10.40

Omitted information, for which "x" characters have been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                                  MARKETING AGREEMENT

     THIS AGREEMENT, made this 26th day of March, 1999, (the "Effective Date") by and between Mail.com, Inc., a New York corporation having its principal office at 11 Broadway, Suite 660, New York, New York 10004 (the "Company") DLJ Direct, a Delaware limited liability company having its principal address at Pershing Plaza, Jersey City, NJ 07399 ("DLJD") sometimes referred to as the "Parties" and individually as a "Party."

     Company agrees to promote DLJD's Online Financial Services to Company's users ("Users") and deliver to DLJD applications for DLJD's Online Financial Services ("Applications"), and DLJD agrees to pay Company for such applications as set forth herein.

1.

2. OPT-IN LISTS. In order to aid in the collection of Applications, Company shall, pursuant to its stated privacy policy, from time to time during the period of this Agreement, provide DLJD with various Customer Data for Company Customers who have given their express approval to release their Customer Data via selection of an opt-in button or through other means to DLJD ("the Opt-in Lists"). The Opt-in List provided by Company is and shall remain the sole property of Company. DLJD agrees to abide by the Company's Privacy Policy, posted at company's web site at www.mail.com and at partner sites, and by Company's User Data Confidentiality, Non-Discloser and Restricted Use Agreement attached hereto as Exhibit B.

3. COLLECTION OF APPLICATIONS BY DLJD. DLJD shall collect Applications in accordance with the following provisions:

    (a) Subject to subparagraph (b) of this Paragraph 3, DLJD shall, at its own expense, design and develop such marketing, promotion and solicitation materials as it deems appropriate to promote the collection of Applications, and the Company shall endorse and reasonably assist DLJD with the administration of such promotional and solicitation activities. DLJD and the Company will jointly schedule and direct the solicitation of Company Customers.

    (b) DLJD shall submit to Company, for its prior approval, samples of all marketing, promotional or solicitation materials, printed or otherwise bearing the Company name or logo, which DLJD intends to utilize to collect Applications from Company Customers. Company shall review such materials and respond to DLJD's requests for approval on a timely basis. Approval by Company of any marketing materials submitted by DLJD for review shall not be unreasonably withheld or delayed.

    (c) DLJD shall have the right to select and promote the marketing and/or solicitation efforts to be utilized for this Program, subject to the approval of Company. DLJD shall have the right to change the marketing and/or solicitation avenue at anytime in order to enhance the Application rates.

4. FEES. During the term of this Agreement, DLJD shall pay to Company certain Marketing Fees (the "Fees") as set forth in Exhibit "A" attached hereto.

5.  RECORDS.

    (a) During the term of this Agreement, DLJD agrees that it will maintain accurate records with respect to all Applications generated under this Agreement. Such records shall be open for inspection by representatives of Company at such reasonable times as shall be agreed upon by DLJD, provided that any inspection shall be subject to such security procedures as DLJD may reasonably impose and subject to such limitations as may be required under applicable rules, regulations or statutes governing the conduct of DLJD's business.

    (b) During the term of this Agreement, Company agrees that it shall keep full and accurate books of account and copies of all documents and other material related to Company's obligations to DLJD under this Agreement at Company's principal office, including without limitation the annual Impressions utilized during the Program. Within thirty (30) days after DLJD's written request to Company, DLJD, by its duly authorized agents and representatives, shall have the right, upon reasonable notice to Company, to audit such books, documents and other material from time to time and shall have access thereto during ordinary business hours, and shall be at liberty to make copies of such books, documents and other material, subject to such security procedures as Company may reasonably impose and subject to such limitations as may be required under applicable rules, regulations or statutes governing the conduct of Company's business.

6. RELATIONSHIP. Nothing in this Agreement is intended to or shall be construed to constitute or establish an agency, joint venture, partnership or fiduciary relationship between the Parties, and neither Party shall have the right or authority to act for or on behalf of the other Party.

7. CONFIDENTIALITY. The Parties acknowledge and agree that the terms of this Agreement and all information provided to or in connection with either Party's performance under this Agreement shall be considered confidential and proprietary information ("Confidential Information") and shall not be disclosed to any third party without the prior written consent of the Party providing the Confidential Information ("Disclosing Party"), except as necessary to comply with the Parties' legal obligations and other financial reporting purposes.

8. TERM/TERMINATION. This Agreement shall be effective as of the date hereof and shall continue for a period of three months, automatically renewing as set forth in Exhibit A. The Agreement may terminated if there is a material default by either Party in the performance of the terms and conditions of this Agreement, and such default shall continue for a period of thirty (30) days after receipt by the defaulting Party of written notice thereof from the non-defaulting Party. This Agreement shall terminate immediately if it is deemed by either party's counsel to be in violation of any securities industry regulation or other law. In this agreement, DLJD shall be entitled to a refund of such amounts that reflect a pro rata share for the quarterly amount paid.

9. EXCLUSIVITY. During the term of this Agreement, DLJD shall have the exclusive right to perform the Program, and Company agrees that during the term hereof it shall not by itself or in conjunction with others, directly or indirectly, or through any parent, affiliate or subsidiary, offer, advertise or endorse, or enter into any agreement with others for financial services similar to or directly competitive with those offered by DLJD under the Program.

10. NOTICES. Any and all notices or other communications required or permitted under this Agreement shall be writing and shall be delivered either by personal delivery, fax, by nationally recognized overnight courier service; or by certified or registered mail, return receipt requested, addressed as follows:

          If to DLJD, to:  DLJ Direct Inc.
                           One Pershing Plaza
                           Jersey City, NJ 07399
                           ----------------------------------


                           If to Company, to:  Attn:  Tony Festa - Compliance
                                               with copy to General Counsel
                                               at same address

                           Mail.com, Inc.
                           11 Broadway, Suite 660
                                        New York, New York 10004

                           add Fax #:
                                      -----------------------

11. ENTIRE AGREEMENT/AMENDMENT. This Agreement, including exhibits, constitutes the entire understanding between the Parties with respect to the subject matter, and supersedes all prior written and oral proposals, understandings, agreements and representations, all of which are merged herein. No amendment or modification of this agreement shall be effective unless it is in writing and executed by all of the Parties hereto.

12. NON-WAIVER OF DEFAULT. The failure of either Party to insist, in any one or more instances, on the performance of any terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term or condition, and the obligations of the non-performing Party with respect thereto shall continue in full force and effect.

13. SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be deemed to be invalid and unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

14. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its conflict of law principles.

15. PLACEMENT: Exclusivity to the Mail.com user base on a site by site basis (based on site partners' preexisting relationships).

         A. Fixed Position
              1) Above the fold placement of button/text link promoting
                 services appearing on every page of every web-based email client across all partner sites
              2) Guaranteed distribution upfront
              3) Minimum quarterly impression guarantees
         B. Banners
              1) Banners are delivered dynamically on top of every page of every web-based email client across all partner sites
              2) Minimum quarterly impression guarantees
              3) Minimum monthly Log out portal rotation. These ad units are delivered dynamically on all logout pages and traditionally generate a very high response percentage
         C. Database Distribution
              Monthly mailing to database to both general and financial services categories


March 26, 1999

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

DLJ DIRECT INC.                        MAIL, INC.

By:  /s/ D. Benou Stiles               By:   /s/ Lon Otremha
   ----------------------------            ----------------------------

Name: D. Benou Stiles                  Name: Lon Otremha
     --------------------------             ---------------------------

Title: SVP, Marketing Director         Title: Chief Operating
      -------------------------              --------------------------

Date: 31 March, 1999                   Date: 31/March/1999
                                             --------------------------









March 26, 1999
                                       4

                                                                     EXHIBIT A


                              PAYMENTS AND FEES


During the term of this Agreement and any renewal terms thereof, DLJD agrees to pay to Company the Following Fees in conjunction with Company's obligation to deliver Applications for Financial Services ("Applications") which is the subject of this Agreement.

A.   NON-REFUNDABLE PAYMENT(S): Within Thirty (30) days of the Effective
Date of this Agreement, and within thirty (30) days of subsequent automatically renewing Contract Quarters as set forth below, DLJD shall pay to the Company a non-refundable payment of $xxx,xxx (xxxx xxxxxxx xxxxxxx xxxx xxxxxxxx) (the "Non-Refundable Payment").

B.   GUARANTEED APPLICATIONS AND FEES:

     1. GUARANTEED APPLICATIONS. During the 90-day period ("Contract Quarter") of this Agreement, beginning March 26, 1999 and ending on June 30, 1999, Company guarantees to deliver to DLJD a number of Applications submitted by Company's customers per month ("Guaranteed Applications") as set forth in the Guaranteed Quarterly Application and Fee Schedule (the "Schedule");

     2. APPLICATION FEES. DLJD shall pay Company the corresponding fee per Application ("Application Fee") as set forth in the Schedule.

     3. PREMIUM APPLICATION FEES. DLJD shall pay Company $xx per Application delivered by Company for all applications delivered in excess of x,xxx in any Contract Quarter.

     4. PAYMENTS. DLJD shall submit payments for Application Fees and Premium Application Fees on a monthly basis within thirty (30) days of the last day of each calendar month during this Agreement.

     5. AUTO-RENEWAL. Provided that Company has delivered, in the immediately preceding Contract Quarter, at least xx% of the x,xxx Guaranteed Applications set forth in the Schedule, DLJD's obligation to pay corresponding Application Fees and Premium Application Fees, and Company's obligation to deliver Guaranteed Applications, as set forth in the Schedule, shall automatically renew for a subsequent Contract Quarter up to a maximum of three additional Contract Quarters, and DLJD shall pay Company an additional non-refundable payment of $$xxx,xxx.xx (xxxx xxxxxxx xxxxxxx xxxx xxxxxxxx) within 30 days after the start of each such automatically renewed Contract Quarter. The first day of the renewed Contract Quarter shall be the day immediately following the last day of the prior Contract Quarter set forth in the schedule, and the length of each period in the Schedule for renewed Contract Quarters shall be equivalent to the periods set forth in the Schedule. The Application Fees to be paid by DLJD, and the Guaranteed Applications to be delivered by Company will be the same as in the Schedule. (For purposes of illustration only, if this Agreement is automatically renewed following the initial Contract Quarter, the periods for the next renewed Contract Quarter would be as follows: 7/1/99-7/31/99; 8/1/99-8/31/99;
         9/1/99-9/31/99).

     6. MAKE GOOD. In the event that Company fails to deliver x,xxx applications in any Contract Quarter, Company shall deliver to DLJD the number of Applications short of x,xxx in addition to the Applications Company is obligated to deliver subsequent to that Contract Quarter.

     7. RIGHT TO TERMINATE. In the event that Company fails to deliver to DLJD at least xx% of the total quarterly Guaranteed Applications set forth in the Schedule by the end of any Contract Quarter, DLJD shall have the right to terminate this Agreement with no further obligations to Company, and Company will be obligated to deliver Make Goods as Set forth in Paragraph B.6.

     8. REPORTS. Company shall provide DLJD with a report at the end of each calendar month setting forth the amount of Applications delivered to DLJD and Fees earned by Company during such calendar month.

               GUARANTEED QUARTERLY APPLICATION AND FEE SCHEDULE

   Period             Application     Guaranteed     Minimum Fees
                          Fee        Applications
   ------             -----------    ------------    -------------
4/1/99-4/30/99           $x.xx*          xxxx         $ x,xxx.xx
5/1/99-5/30/99           $x.xx*          xxxx         $ x,xxx.xx
6/1/99-6/30/99           $x.xx*          xxxx         $ x,xxx.xx
                         Total:          xxxx         $xx,xxx.xx

*The Application Fee shall be $xx per Application delivered to DLJD for all Applications delivered in excess of a total of x,xxx Applications per quarter.

                                                                     EXHIBIT B


     USER DATA CONFIDENTIALITY, NON-DISCLOSER AND RESTRICTED USE AGREEMENT

DLJD AGREES TO ABIDE BY THE FOLLOWING RESTRICTIONS REGARDING ANY USER DATA ("USER DATA") PROVIDED BY COMPANY TO DLJD UNDER THIS AGREEMENT.

     1. DLJD shall keep the User Data strictly confidential. DLJD shall not under any circumstances sell, provide, disclose, rent, or distribute the User Data to any party, including parties providing services to DLJD, except as approved and authorized by Company or except as required by law, court of competent jurisdiction or federal, state or local government agency with jurisdiction over DLJD. DLJD shall not use the User Data to send email or conventional mail to Users, or to otherwise contact any User.

     2. DLJD shall require any and all DLJD employees who have access to the User Data to review and abide by this Company Confidentiality, Non-Discloser and User Data Restriction Agreement.

     3. Upon termination of this Agreement, DLJD shall return the User Data to Company in the identical form in which it was provided to DLJD except as required by law. DLJD shall destroy all versions of the User Data in its possession which are maintained in any form or medium whatsoever, including but not limited to electronic or print versions. DLJD shall not replicate the User Data, or otherwise create or maintain any other version of the User Data in any form or medium whatsoever, including but not limited to electronic or print versions.

     4. DLJD agrees to abide by Company's Privacy Policy posted at Company's web site.


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